EXHIBIT 10.12

AMENDMENT NO. 1 TO LOAN AGREEMENT

This Amendment No. 1 (the “Amendment”) dated as of August 28, 2006, is between Bank of America, N.A. (“Lender”) and Citi Trends, Inc. (the “Borrower”).

RECITALS

A.            Borrower has executed various documents concerning credit extended by the Lender, including, without limitation, the following documents (the “Loan Documents”):

1.             A certain Loan Agreement dated as of June 8, 2006 (together with any previous amendments, the “Loan Agreement”).

B.            Lender and Borrower desire to amend the Loan Documents.

AGREEMENT

1.             Definitions.  Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Loan Documents.

2.             Amendments to Loan Agreement.  The Loan Agreement is hereby amended as follows:

(a)           The paragraph 6.8 entitled “Change of Ownership” is hereby deleted in its entirety.

3.             Representations and Warranties.  When Borrower signs this Amendment, Borrower represents and warrants to Lender that:  (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Loan Documents except those events, if any, that have been disclosed in writing to Lender or waived in writing by Lender, (b) the representations and warranties in the Loan Documents are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment does not conflict with any law, agreement, or obligation by which Borrower is bound, and (d) this Amendment is within Borrower’s powers, has been duly authorized, and does not conflict with any of Borrower’s organizational papers.

4.             Effect of Amendment.  Except as provided in this Amendment, all of the terms and conditions of the Loan Documents shall remain in full force and effect.

5.             Counterparts.  This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

6.             FINAL AGREEMENT.  BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT:  (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN PARTIES WITH RESPECT TO THE SUBJECT MATTER

HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

This Amendment is executed as of the date stated at the beginning of this Amendment.

	Borrower:			Lender:

	Citi Trends, Inc.			Bank of America, N.A.

By:	/s/ Tom Stoltz	(Seal)	By:	/s/ Patricia Scheibel
	Tom Stoltz, Chief Financial Officer			Patricia Scheibel, Officer